Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings per share
25	Earnings per share

The Company calculates earnings per share by dividing the net income attributable to controlling shareholders, referring to each class of share, by the weighted average of the number of common shares during the fiscal year.

Diluted earnings per share are calculated by dividing the net income attributed to holders of common shares (after adjusting for interest on preferred shares and on convertible securities, in both cases net of taxes) by the weighted average amount of common shares available during the year plus the weighted average number of common shares that would be issued upon conversion of all potential diluted common shares into common shares.

The table below sets forth the net income available to holders of common shares and the weighted average number of common shares outstanding used to calculate basic and diluted earnings per share in each year:

	For the year ended December 31,
	2024	2023	2022

Net income allocated available to holders of common shares (a)	769	710	1,220

Weighted average of the number of shares, excluding treasury shares	1,351	1,350	1,348
Basic denominator (millions of shares) (b)	1,351	1,350	1,348

Weighted average of stock option	4	4	6
Diluted denominator (millions of shares) (c)	1,355	1,354	1,353

Basic earnings per million shares (R$) (a/b)	0.569164	0.525574	0.905322
Diluted earnings per million shares (R$) (a/c)	0.567277	0.524174	0.901589